Earnings (loss) per share	12 Months Ended
Aug. 31, 2025
Notes and other explanatory information [abstract]
Earnings (loss) per share

14.	Earnings (loss) per share

	For the year ended August 31,
	2025	2024
Net income (loss) attributable to shareholders	$687	$(470)
Weighted average number of common shares for basic EPS(1)	293,173,165	289,618,686
Effect of dilutive stock options, warrants, RSUs and share awards	2,104,458	—
Weighted average number of common shares for diluted EPS(1)	295,277,623	289,618,686
(1)	The weighted average number of common shares for basic and diluted EPS include the effect of 9.6 million gross number of vested, but unissued, common shares relating to common share awards and RSUs.

For the year ended August 31, 2025, the weighted average number of common shares for diluted EPS excluded 10.5 million stock options and 36.2 million warrants that were anti-dilutive for the period (2024: 15.4 million stock options, 1.5 million RSUs, and 36.2 million warrants).